EXHIBIT 10.29
                         DESIGN AUTOMATION SYSTEMS, INC.
                                  COMMON STOCK
                           WARRANT PURCHASE AGREEMENT

COMMON STOCK WARRANT PURCHASE AGREEMENT (this "Agreement") dated as of December 29, 1999 (the "Closing Date") by and between Design Automation Systems, Inc., a Texas corporation (the "Company") and FINOVA Capital Corporation ("FINOVA").

                                    RECITALS

                  1. Simultaneously with the execution and delivery of this Agreement (the "Closing"), the Company and FINOVA are entering into that certain Amended Credit Agreement dated as or around December 29, 1999 (the "Credit Agreement") pursuant to which FINOVA is making available to the Company certain credit facilities.

                  2. As an inducement to FINOVA to enter into the Credit Agreement, the Company proposes to issue warrants to purchase the Company's Common Stock in an aggregate amount equal to 25,000 shares of the Company's Common Stock.

NOW, THEREFORE, in consideration of the foregoing, the Company and FINOVA, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

   DEFINITIONS. AS USED HEREIN, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING
            MEANINGS (SUCH MEANINGS TO BE EQUALLY APPLICABLE TO BOTH
              THE SINGULAR AND PLURAL FORMS OF THE TERMS DEFINED):

                  "Accounts" has the meaning ascribed to that term in the Uniform Commercial Code.

                "Affiliate" means, as to any Person, any Subsidiary of such Person and any other person which, directly or indirectly, controls, is controlled by or is under common control with such Person and includes each officer or director or general partner of such Person, and each Person who is the beneficial owner of 5% or more of any class of voting stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

               "Agreement" means this Warrant Agreement as from time to time amended and in effect between the parties.

               "Business Day" means any day other than a Saturday, Sunday or public holiday or the equivalent for banks under the laws of the State of Texas.

               "Change in Control" means any transaction or any event as a result of which any one or more persons (other than FINOVA or any of its Affiliates) acquires or for the first time controls or is able to vote (directly or through nominees or beneficial ownership) after the Closing Date (other than as the direct result of a transfer by descent of distribution of a decedent's estate) fifty percent (50%) or more of any class of stock of the Company outstanding at the time having power ordinarily to vote for the directors of the Company.

               "Common Stock" means the Company's Common Stock, $.001 par value per share, as authorized on the date of this Agreement.

               "Company" means and shall include Design Automation Systems, Inc., a Texas corporation, and its successors and assigns.

               "Credit Agreement" means that certain Amended Credit Agreement dated of even date herewith between the Company and FINOVA.

               "Event of Force Majeure" shall mean a declaration by Federal authorities of a banking moratorium, a suspension of trading by a national securities exchange, a declaration of war or any new outbreak of hostilities or other national calamity or crisis, the effect of which on the financial markets of the United States shall make it commercially impracticable to comply with an obligation hereunder.

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               "Exchange  Act" means the  Securities  Exchange  Act of 1934,  as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Holder" means FINOVA, its successors and assigns, and all transferees (in whole or in part) of the Warrants.

               "Person" means, an individual, a corporation (including, without limitation, a business trust), a partnership, a joint stock company, a joint venture or other entity, a trust, an unincorporated association, a government and any agency or political subdivision thereof.

               "Registration Rights Agreement" shall have the meaning assigned to that term in Section 3.2.

               "Securities" means collectively the Warrants and the Warrant Shares. "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

               "Stock" means shares of capital stock, beneficial or partnership interest, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting and, includes, without limitation, common stock and preferred stock.

               "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any stock, whether or not presently convertible, exchangeable or exercisable.

               "Subsidiary" or "Subsidiaries" means (i) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Company and/or one or more Subsidiaries of the Company, (ii) any partnership, association, joint venture or other entity in which the Company and/or one or more Subsidiaries of the Company has more than a fifty percent (50%) equity interest at the time.

               "Warrant Documents" shall mean this Agreement and the Warrant, between the Company and FINOVA of even date herewith and the Registration Rights Agreement.

               "Warrant  Shares" shall have the meaning assigned to that term in
Section 2.1.

               "Warrants" shall have the meaning assigned to that term in
Section 2.1.

ACCOUNTING TERMS. ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENT WITH THOSE APPLIED IN PREPARATION OF THE FINANCIAL STATEMENTS, AND ALL FINANCIAL DATA SUBMITTED PURSUANT TO THIS AGREEMENT AND ALL FINANCIAL TESTS TO BE CALCULATED IN ACCORDANCE WITH THIS AGREEMENT SHALL BE PREPARED AND CALCULATED IN ACCORDANCE WITH SUCH PRINCIPLES.

                                    ARTICLE 2
                      PURCHASE, SALE AND TERMS OF WARRANTS;
                            OBLIGATION TO REPURCHASE

THE WARRANTS. THE COMPANY HAS AUTHORIZED THE ISSUANCE AND SALE OF THE COMPANY'S COMMON STOCK PURCHASE WARRANTS TO FINOVA FOR THE PURCHASE (SUBJECT TO ADJUSTMENT AS PROVIDED THEREIN) OF 25,000 SHARES OF THE COMPANY'S COMMON STOCK. THE COMMON STOCK PURCHASE WARRANTS SHALL BE SUBSTANTIALLY IN THE FORM SET FORTH AS EXHIBIT
2.1 ATTACHED HERETO AND ARE HEREIN REFERRED TO INDIVIDUALLY AS A "WARRANT" AND COLLECTIVELY AS THE "WARRANTS", WHICH TERMS SHALL ALSO INCLUDE ANY WARRANTS DELIVERED IN EXCHANGE OR REPLACEMENT THEREOF. THE NUMBER OF WARRANT SHARES IS SUBJECT TO ADJUSTMENT AS SET FORTH IN THE WARRANTS. THE WARRANTS SHALL BE EXERCISABLE AT AN EXERCISE PRICE OF $11.70 PER SHARE (THE "EXERCISE PRICE"), AND SHALL EXPIRE AT 5:00 P.M., EASTERN TIME, ON DECEMBER 29, 2004.

              PURCHASE AND SALE OF WARRANTS; RESERVATION OF SHARES.

                  (a) For value received, the Company agrees to issue and sell to FINOVA, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, FINOVA agrees to purchase Warrants to acquire the Warrant Shares. Such purchase and sale shall take place at the Closing and at the Closing the Company will initially issue to FINOVA one Warrant to purchase (subject to adjustment as provided therein) the Warrant Shares.

                  (b) The Company has authorized, and has reserved and covenants to continue to reserve, free of preemptive rights and other preferential rights, a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of exercise of the Warrants. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by the Warrants shall, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. If the Exercise Price is at any time less than the par value of the Common Stock or if the Warrants at any time are exercisable by delivery alone and without payment of any additional consideration, the Company also covenants and agrees to cause to be taken such action (whether by lowering the par value of the Common Stock, the conversion of the Common Stock from par value to no par value, or otherwise) as will permit the exercise of the Warrants without any additional payment by the Holder thereof (other than payment of the Exercise Price, if any, and applicable transfer taxes, if any), and the issuance of the Common Stock, which Common Stock, upon issuance, will be fully paid and non-assessable.

                                    ARTICLE 3
                      CONDITIONS TO PURCHASERS' OBLIGATIONS

The obligations of FINOVA to purchase the Warrants at the Closing is subject to the following conditions, all or any of which may be waived in writing by
FINOVA:

REPRESENTATIONS AND WARRANTIES. EACH OF THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY SET FORTH IN ARTICLE 4 HEREOF SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AT THE TIME OF THE SALE OF THE WARRANTS.

            DELIVERY AT CLOSING. FINOVA SHALL HAVE RECEIVED PRIOR TO
                 OR AT THE CLOSING ALL OF THE FOLLOWING EACH IN
                  FORM AND SUBSTANCE SATISFACTORY TO FINOVA AND
                                  ITS COUNSEL:

                  (a) A certified copy of all charter documents of the Company; a certified copy of the resolutions of the board of directors and, to the extent required, the stockholders of the Company evidencing approval, as applicable, of this Agreement, the Warrant Documents and other matters contemplated hereby and thereby; a certified copy of the By-laws of the Company ; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Warrant Documents and other matters contemplated hereby or thereby.

                   (b) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign, as applicable, this Agreement, the Warrant Documents and any other documents or certificates to be delivered pursuant hereto or thereby by the Company, as applicable, or any of their respective officers, together with the true signatures of such officers. FINOVA may conclusively rely on such certificates until they shall receive a further certificate of the Secretary or an Assistant Secretary of the Company, as applicable, canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

                   (c) A Registration Rights Agreement (the "Registration Rights Agreement") executed by the Company substantially in the form of Exhibit 3.2(c) attached hereto.

                   (d) A certificate from a duly authorized officer of the Company stating that all conditions set forth in this Article 3 have been satisfied.

                   (e) Such other documents referenced in any Exhibit hereto or relating to the transactions contemplated by this Agreement as FINOVA or its counsel may reasonably request.


INCURRENCE OF DEBT. THE COMPANY SHALL HAVE ENTERED INTO THE CREDIT AGREEMENT WITH THE FINOVA ON TERMS SATISFACTORY TO THE COMPANY AND SHALL HAVE CLOSED OR SHALL CLOSE SIMULTANEOUSLY THE TRANSACTIONS CONTEMPLATED THEREBY AND RECEIVED OR SHALL SIMULTANEOUSLY RECEIVE THE FUNDS WITH RESPECT THERETO. COPIES OF ALL DOCUMENTS DELIVERED TO FINOVA IN CONJUNCTION WITH THE CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THE CREDIT AGREEMENT SHALL HAVE BEEN DELIVERED TO
                             FINOVA OR ITS COUNSEL.

                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF FINOVA
             REPRESENTATIONS AND WARRANTIES OF FINOVA. FINOVA HEREBY
                          REPRESENTS AND WARRANTS THAT:

              (a) It has duly authorized, executed and delivered this Agreement and such of the Operative Documents as require execution by it.

               (b) Its present intention is to acquire the Securities for its own account.

               (c) The Securities are being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that, except as otherwise provided herein, the disposition of its property shall at all times be within its control.

               (d) It acknowledges that it has reviewed and discussed the Company's business, affairs and current prospects with such officers of the Company and others as it has deemed appropriate or desirable in connection with the transactions contemplated by this Agreement. It further acknowledges that it has requested, received and reviewed such information, undertaking such investigation and made such further inquiries of officers of the Company and others as it has deemed appropriate or desirable in connection with such transactions; provided, however, no investigation made heretofore or hereafter by or on its behalf shall have any effect whatsoever on the representations and warranties of the Company hereunder, each of which shall survive any such investigation.

               (e) It understands that it must bear the economic risk of its investment for an indefinite period of time because the Securities are not, and will not be, registered under the Securities Act or any applicable state securities laws, except as may be provided in the Registration Rights Agreement, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available.

               (f) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities. It further represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Commission under the Securities Act with respect to the purchase of the Securities.

               (g) It hereby acknowledges that the Warrants and each certificate representing the Warrant Shares and any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company) shall bear a legend substantially in the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
          OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS
         AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE
         REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL
          AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

               The acquisition by FINOVA of the Securities shall constitute a confirmation by it of the foregoing representations made by it.

                                    ARTICLE 5
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                 The Company represents and warrants as follows:

SECURITIES ACT. NEITHER THE COMPANY NOR ANYONE ACTING ON ITS BEHALF HAS OFFERED ANY OF THE WARRANTS, OR SOLICITED ANY OFFERS TO PURCHASE OR MADE ANY ATTEMPT BY PRELIMINARY CONVERSATION OR NEGOTIATIONS TO DISPOSE OF THE WARRANTS, WITHIN THE MEANING OF ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS, TO ANY PERSON OTHER THAN FINOVA, AND NO PERSON OTHER THAN FINOVA WILL PURCHASE ANY WARRANTS EXCEPT WITH THE PRIOR CONSENT OF FINOVA. NEITHER THE COMPANY NOR ANYONE ACTING ON ITS BEHALF HAS OFFERED OR WILL OFFER TO SELL THE WARRANTS TO, OR SOLICIT OFFERS WITH RESPECT THERETO FROM, OR ENTER INTO ANY PRELIMINARY CONVERSATIONS OR NEGOTIATIONS RELATING THERETO WITH, ANY PERSON SO AS TO BRING THE ISSUANCE AND SALE OF THE WARRANTS UNDER THE REGISTRATION PROVISIONS OF THE SECURITIES ACT.

OTHER AGREEMENTS OF OFFICERS. TO THE BEST KNOWLEDGE OF THE COMPANY, NO OFFICER OR KEY EMPLOYEE OF THE COMPANY IS A PARTY TO OR BOUND BY ANY AGREEMENT, CONTRACT OR COMMITMENT, OR SUBJECT TO ANY RESTRICTIONS, PARTICULARLY BUT WITHOUT LIMITATION IN CONNECTION WITH ANY PREVIOUS EMPLOYMENT OF ANY SUCH PERSON, WHICH HAS A MATERIAL ADVERSE EFFECT, OR IN THE FUTURE MAY (SO FAR AS THE COMPANY CAN REASONABLY FORESEE) HAVE A MATERIAL ADVERSE EFFECT

FOREIGN CORRUPT PRACTICES ACT. THE COMPANY HAS REVIEWED ITS PRACTICES AND POLICIES AND TO THE BEST OF ITS KNOWLEDGE AND BELIEF IS NOT ENGAGED, NOR HAS ANY OF ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS ENGAGED IN ANY ACT OR PRACTICE WHICH WOULD CONSTITUTE A VIOLATION OF THE FOREIGN CORRUPT PRACTICES ACT OF 1977, OR ANY RULES OR REGULATIONS PROMULGATED THEREUNDER.

REPRESENTATIONS AND WARRANTIES INCORPORATED FROM CREDIT AGREEMENT. EACH OF THE REPRESENTATIONS AND WARRANTIES GIVEN BY THE COMPANY TO FINOVA IN THE CREDIT AGREEMENT IS TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE CLOSING DATE AND SUCH REPRESENTATIONS AND WARRANTIES ARE HEREBY INCORPORATED HEREIN BY THIS REFERENCE AS OF SUCH DATE WITH THE SAME EFFECT AS THOUGH SET FORTH HEREIN IN THEIR ENTIRETY AND MADE BY THE COMPANY TO FINOVA HEREUNDER.

                                    ARTICLE 6
                             DISCLOSURES TO HOLDERS
                    This information is available via EDGAR.

                                    ARTICLE 7
                                  MISCELLANEOUS

NO WAIVER; CUMULATIVE REMEDIES. NO FAILURE OR DELAY ON THE PART OF FINOVA IN EXERCISING ANY RIGHT, POWER OR REMEDY HEREUNDER SHALL OPERATE AS A WAIVER THEREOF; NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY SUCH RIGHT, POWER OR REMEDY PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR REMEDY HEREUNDER. THE REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY REMEDIES PROVIDED BY LAW.

AMENDMENTS, WAIVERS AND CONSENTS. ANY PROVISION IN THIS AGREEMENT OR THE WARRANTS TO THE CONTRARY NOTWITHSTANDING, CHANGES IN OR ADDITIONS TO THIS AGREEMENT MAY BE MADE, AND COMPLIANCE WITH ANY COVENANT OR PROVISION HEREIN OR THEREIN SET FORTH MAY BE OMITTED OR WAIVED, IF THE COMPANY SHALL OBTAIN CONSENT THERETO IN WRITING FROM FINOVA.

ADDRESSES FOR NOTICES, ETC. ALL NOTICES, REQUESTS, DEMANDS AND OTHER COMMUNICATIONS PROVIDED FOR HEREUNDER SHALL BE IN WRITING AND MAILED (BY FIRST CLASS REGISTERED OR CERTIFIED, POSTAGE PREPAID), TELEGRAPHED, SENT BY EXPRESS OVERNIGHT COURIER SERVICE OR ELECTRONIC FACSIMILE TRANSMISSION (WITH A COPY BY
MAIL), OR DELIVERED TO THE APPLICABLE PARTY AT THE ADDRESSES INDICATED BELOW:

               If to the Company:
                              Design Automation Systems, Inc.
                              3200 Wilcrest, Suite 370
                              Houston, Texas  77042
                              Facsimile:713-784-2486

                              Attention:  President
               With copies to:

                              Brewer & Pritchard, P.C.
                              Three Riverway, 18th Floor
                              Houston, Texas 77056
                              Facsimile: 713-209-2923

                              Attention: Margaret  "Peggy" C. Fitzgerald

               If to FINOVA:
                              ______________________________
                              ______________________________
                              ______________________________
                              ______________________________
                              Facsimile: ___________________

                              Attention: ___________________

               With a copy to:
                              ______________________________
                              ______________________________
                              ______________________________
                              Facsimile: ___________________

                              Attention: ___________________

or, as to each of the foregoing, at such other address as shall be designed by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

COSTS, EXPENSES AND TAXES. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE COMPANY AGREES TO PAY ON DEMAND ALL REASONABLE COSTS AND EXPENSES OF FINOVA IN CONNECTION WITH THE PREPARATION, EXECUTION AND DELIVERY OF THIS AGREEMENT, THE WARRANTS AND OTHER WARRANT DOCUMENTS AND OTHER INSTRUMENTS AND DOCUMENTS TO BE DELIVERED HEREUNDER, AND IN CONNECTION WITH THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED HEREBY AND THEREBY, AND IN CONNECTION WITH ANY AMENDMENT, WAIVER (WHETHER OR NOT SUCH AMENDMENT OR WAIVER BECOMES EFFECTIVE) OR ENFORCEMENT OF THIS AGREEMENT, THE WARRANTS, THE OTHER WARRANT DOCUMENTS, AND OTHER INSTRUMENTS AND DOCUMENTS TO BE DELIVERED HEREUNDER OR THEREUNDER. IN ADDITION, THE COMPANY AGREES TO PAY ANY AND ALL STAMP AND OTHER TAXES (EXCLUDING INCOME TAXES) PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF
THIS AGREEMENT, THE WARRANTS, THE OTHER WARRANT DOCUMENTS, AND THE OTHER INSTRUMENTS AND DOCUMENTS TO BE DELIVERED HEREUNDER OR THEREUNDER AND EACH AGREES JOINTLY AND SEVERALLY TO SAVE FINOVA HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES WITH RESPECT TO OR RESULTING FROM ANY DELAY IN PAYING OR OMISSION TO PAY SUCH TAXES AND FILING FEES.

BINDING EFFECT; ASSIGNMENT. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE COMPANY, AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT THE COMPANY SHALL NOT HAVE THE RIGHT TO ASSIGN ITS RIGHTS HEREUNDER OR ANY INTEREST THEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF FINOVA.

PROVISIONS OF CREDIT AGREEMENT. WHENEVER ANY PROVISION OF THE CREDIT AGREEMENT IS REFERRED TO HEREIN OR IN ANY INSTRUMENT FURNISHED HEREUNDER AS EXPRESSING OR CONSTITUTING AN OBLIGATION, CONDITION OR LIMITATION OF THIS AGREEMENT OR OF SUCH INSTRUMENT OR AS EXPRESSING OR CONSTITUTING A REPRESENTATION HEREIN OR THEREIN
(A) SUCH PROVISION SHALL BE DEEMED INCORPORATED HEREIN OR THEREIN AT LENGTH, AND
(B) EXCEPT AS OTHERWISE PROVIDED HEREIN OR IN SUCH INSTRUMENT, THE TERMS USED IN SUCH PROVISION REFERRED TO SHALL HAVE THE MEANINGS SET FORTH IN THE CREDIT
AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, AND EXCEPT FOR AMENDMENTS OR MODIFICATIONS TO WHICH FINOVA CONSENTS IN WRITING, NO MODIFICATION OF OR AMENDMENT TO, OR WAIVER OF, ANY PROVISIONS OF THE CREDIT AGREEMENT AND NO PAYMENT OF THE INDEBTEDNESS OUTSTANDING THEREUNDER OR SATISFACTION OR CANCELLATION THEREOF, SHALL MODIFY, AMEND, WAIVE OR OTHERWISE AFFECT ANY
PROVISION THEREOF AS REFERRED TO IN THIS AGREEMENT OR IN ANY INSTRUMENT FURNISHED HEREUNDER, WHICH PROVISION, FOR THE PURPOSE OF THIS AGREEMENT AND SUCH INSTRUMENT, SHALL REMAIN UNMODIFIED AND IN FULL FORCE AND EFFECT.

INDEMNIFICATION. THE COMPANY AGREES TO INDEMNIFY AND HOLD HARMLESS FINOVA, ITS SUBSIDIARIES, DIRECTORS, OFFICERS, PARTNERS, COUNSEL AND EMPLOYEES, FROM AND AGAINST ANY AND ALL LIABILITY (INCLUDING, WITHOUT LIMITATION, REASONABLE LEGAL FEES INCURRED IN DEFENDING AGAINST ANY SUCH LIABILITY) UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE WARRANTS AND THE WARRANT SHARES, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR IN CONNECTION HEREWITH OR THEREWITH, INCLUDING (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY LIABILITY ARISING UNDER FEDERAL OR STATE SECURITIES LAWS, EXCEPT TO THE EXTENT SUCH LIABILITY SHALL RESULT FROM ANY ACT OR OMISSION ON THE PART OF FINOVA; PROVIDED THAT THE COMPANY SHALL NOT BE LIABLE FOR THE REASONABLE FEES AND EXPENSES OF MORE THAN ONE SEPARATE FIRM FOR ALL INDEMNIFIED PARTIES, UNLESS REPRESENTATION OF ALL PARTIES BY THE SAME COUNSEL WOULD BE INAPPROPRIATE DUE TO ACTUAL OR POTENTIAL DIFFERING INTERESTS AMONG THEM.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES. ALL REPRESENTATIONS AND WARRANTIES MADE IN THIS AGREEMENT, THE WARRANTS, THE WARRANT DOCUMENTS OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH, SHALL SURVIVE THE EXECUTION AND DELIVERY HEREOF AND THEREOF, REGARDLESS OF ANY INVESTIGATION MADE BY FINOVA.

PRIOR AGREEMENTS. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ANY PRIOR UNDERSTANDINGS OR AGREEMENTS CONCERNING THE SUBJECT MATTER HEREOF.

SEVERABILITY. THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION HEREOF SHALL IN NO WAY AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION.

GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

GOVERNING LAW; WAIVER OF JURY TRIAL.

               THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE IN TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS) AND THE UNITED STATES OF AMERICA.

HEADINGS. ARTICLE, SECTION AND SUBSECTION HEADINGS IN THIS AGREEMENT ARE INCLUDED HEREIN FOR CONVENIENCE OR REFERENCE ONLY AND SHALL NOT CONSTITUTE A PART OF THIS AGREEMENT FOR ANY OTHER PURPOSES.

SEALED INSTRUMENT.  THIS AGREEMENT IS EXECUTED AS AN INSTRUMENT UNDER SEAL.

COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT, AND EACH OF THE PARTIES HERETO MAY EXECUTE THIS AGREEMENT BY SIGNING ANY SUCH COUNTERPART.

FURTHER ASSURANCES. FROM AND AFTER THE DAY OF THIS AGREEMENT, UPON THE REQUEST OF FINOVA, THE COMPANY SHALL EXECUTE AND DELIVER SUCH INSTRUMENTS, DOCUMENTS AND OTHER WRITINGS AS MAY BE REASONABLY NECESSARY OR DESIRABLE TO CONFIRM AND CARRY OUT AND TO EFFECTUATE FULLY THE INTENT AND PURPOSES OF THIS AGREEMENT AND THE WARRANTS.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant Agreement or have caused it to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                DESIGN AUTOMATION SYSTEMS, INC.



                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

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



                                                FINOVA CAPITAL CORPORATION



                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________



                                       9